UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 11, 2014

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3F B302C, No. 185 Kewang Road
Longtan Township, Taoyuan County 325 Taiwan (R.O.C.)
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+866-3-4072339

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry Into A Material Definitive Agreement.

Transaction 1(the transaction among Green Forest Management Consulting Inc.; Lo, Fun-Ming; Yu, Chien-Yang; and Mao Ren International Inc.)

On August 11, 2014, our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation ("Green Forest"), entered into a land purchase agreement (the "LPA-1") with Lo, Fun-Ming; Yu, Chien-Yang; and Mao Ren International Inc. ( the "Sellers") to acquire 1,124,935 square meters of land in Dataoping Section of Zaoqiao Township, Miaoli County, Taiwan (R.O.C.) and 160,779 square meters of land in Laotianliao Section of Touwu Township, Miaoli County, Taiwan (R.O.C.), all of which is 1,285,713.89 square meters (the "Land-1").

                Green Forest purchased the Land-1 for TWD$3,369,303,693   (US$111,581,126.3) (the "Purchase Price-1"). The Purchase Price-1 was paid for through Green Forest's issuance of a promissory note (the "Promissory Note-1") payable to the Seller. Through an agreement of assignment, assumption and release (the "Assumption-1"), which we entered into with the Seller and Green Forest on August 11, 2014, we assumed the debt Green Forest owed under the Promissory Note-1, thus relieving Green Forest of its obligations thereunder.

                On August 11, 2014, we entered into a stock purchase agreement for the issuance of 397,935,544  shares of our common stock, par value $0.1 per share (the "Shares-1"), at a purchase price of $0.2804 per share, to the Sellers and their designees pursuant to stock purchase agreements, dated August 11, 2014 (the "Subscription Agreements-1"). The issuance of the Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective Subscription Agreements-1, depending on the location and intent of the purchaser. The Shares-1 were issued at the instruction of the Sellers and in full satisfaction of the debt we owed pursuant to the Assumption-1.

Transaction  2( the transaction between Green Forest Management Consulting Inc. and Chen, Kuan-Yu)

On August 11, 2014, our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation ("Green Forest"), entered into a land purchase agreement (the "LPA-2") with Chen, Kuan-Yu ( the "Seller") to acquire 453,294.86 square meters of land in Dataoping Section of Zaoqiao Township, Miaoli County, Taiwan (R.O.C.) and 10,120 square meters of land in Laotianliao Section of Touwu Township, Miaoli County, Taiwan (R.O.C.), all of which is 463,414.86 square meters (the "Land-2").

                Green Forest purchased the Land-2 for TWD$1,214,398,015   (US$40,957,774.7) (the "Purchase Price-2"). The Purchase Price was paid for through Green Forest's issuance of a promissory note (the "Promissory Note-2") payable to the Seller. Through an agreement of assignment, assumption and release (the "Assumption-2"), which we entered into with the Seller and Green Forest on August 11, 2014, we assumed the debt Green Forest owed under the Promissory Note-2, thus relieving Green Forest of its obligations thereunder.

                On August 11, 2014, we entered into a stock purchase agreement for the issuance of 202,660,931 shares of our common stock, par value $0.1 per share (the "Shares-2"), at a purchase price of $0.2021 per share, to the Sellers and their designees pursuant to stock purchase agreements, dated August 11, 2014 (the "Subscription Agreements-2"). The issuance of the Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective Subscription Agreements-2, depending on the location and intent of the purchaser. The Shares-2 were issued at the instruction of the Sellers and in full satisfaction of the debt we owed pursuant to the Assumption-2.

The following tables detail our officers and directors and their relationship to Green Forest, if any.

	Name of Natural Person Affiliate	San Lotus Holding Inc.	Green Forest Management Consulting Inc.
1	Chen, Li-Hsing	President, Chairman and Director	-
2	ChenTseng, Chih-Ying	Chief Executive Officer	-
3	Lin, Mu Chen	Chief Financial Officer	-
4	Yu, Chien-Yang	Vice President and Director	Director
5	Chen, Kuan-Yu	Secretary and Director	Director
6	Lo, Fun-Ming	Director	-
7	Kwong, Edwin	Director	-
8	Wu, Tsung Lun	Director	-
9	Chang, Kai	Director	-
10	Yueh, Jung-Lin	Director	-
11	Lai, Chia Ling	Director	-
12	Chiang, Yu-Chang	-	Director / Chairman

              Finally, the following table details how the Shares were distributed to the above officers, directors and affiliates in the inTransaction 1 and Transaction 2 above.

.

Name of Natural Person Affiliate	A. Beneficial Ownership in San Lotus Shares Received (A = B x C)	Holding Entity	B. Beneficial Ownership in Holding Entity	C. San Lotus Shares Received in Holding Entity
Chen, Li-Hsing	16,000,006	R&G INTERNATIONAL CO., LTD	50.00%	32,000,012
	2,562,849	Self	-	-
ChenTseng, Chih-Ying	16,000,006	R&G INTERNATIONAL CO., LTD	50.00%	32,000,012
	1,777,783	Self	-	-
Lin, Mu Chen	2,948,614	Tartars Ltd	100.00%	2,948,614
Yu, Chien-Yang	108,780,562	Ocean Reserve Ltd.	100.00%	108,780,562
	5,061,466	Rocky Yu Ltd	100.00%	5,061,466
	5,061,466	Jackson Yu Ltd	100.00%	5,061,466
	5,061,466	Dennis Yu Ltd	100.00%	5,061,466
	400,000	Golden Hen Holding Inc	100.00%	400,000
	400,000	A Band Inc	100.00%	400,000
	400,000	A Benbow Holding	100.00%	400,000
	4,333,333	Animedia Holding Inc	100.00%	4,333,333
	1,000,000	AHI Adaptation Inc	100.00%	1,000,000
	1,000,000	AHI Advertising Inc	100.00%	1,000,000
	1,666,667	AHI Animation Inc	100.00%	1,666,667
	1,000,000	AHI Blueprint Inc	100.00%	1,000,000
	1,666,667	AHI Broadcasting Inc	100.00%	1,666,667
	1,000,000	AHI Diction Inc	100.00%	1,000,000
	1,000,000	AHI Illustration Inc	100.00%	1,000,000
	1,666,667	AHI Library Inc	100.00%	1,666,667
	4,000,000	AHI Marketing Inc	100.00%	4,000,000
	1,000,000	AHI Peripherals Inc	100.00%	1,000,000
	1,000,000	AHI Photography Inc	100.00%	1,000,000
	1,000,000	AHI Pictures Inc	100.00%	1,000,000
	1,666,667	AHI Post Production Inc	100.00%	1,666,667
	1,000,000	AHI Publishing Inc	100.00%	1,000,000
	5,000,000	AHI Sound Inc	100.00%	5,000,000
	1,000,000	AHI Talent Agency Inc	100.00%	1,000,000
	1,000,000	AHI Voice Inc	100.00%	1,000,000
	2,669,666	Animedia TV Inc	80.09%	3,333,333
	1,666,667	AHI Content Inc	100.00%	1,666,667
	1,666,667	AHI Lighting Inc	100.00%	1,666,667
	3,333,333	AHI Film Inc	100.00%	3,333,333
	1,666,667	AHI Records Inc	100.00%	1,666,667
	400,000	App Artist Holding Inc	100.00%	400,000
	1,000,000	App Artist Blueprint Inc	100.00%	1,000,000
	1,666,667	App Artist Library Inc	100.00%	1,666,667
	1,000,000	App Artist Marketing Inc	100.00%	1,000,000
	1,000,000	App Artist Services Inc	100.00%	1,000,000
	1,666,667	App Artist Software Inc	100.00%	1,666,667
	400,000	A Peace World Holding Inc	100.00%	400,000
	10,000,000	APW Assets Inc	100.00%	10,000,000
	5,000,000	APW Construction Inc	100.00%	5,000,000
	5,000,000	APW Contractor Inc	100.00%	5,000,000
	5,000,000	APW Development Inc	100.00%	5,000,000
	3,333,333	Genie Experiences Holding Inc	100.00%	3,333,333
	1,666,667	Genie Experiences Coach Inc	100.00%	1,666,667
	1,000,000	Genie Experiences Marketing Inc	100.00%	1,000,000
	1,000,000	Genie Experiences Realty Inc	100.00%	1,000,000
	3,333,333	Genie Experiences Services Inc	100.00%	3,333,333
	400,000	Autarky Holding Inc.	100.00%	400,000
	2,666,667	Autarky Consulting Inc	100.00%	2,666,667
	1,000,000	Autarky Immigration Services Inc	100.00%	1,000,000
	1,000,000	Autarky Library Inc	100.00%	1,000,000
	1,000,000	Autarky Management Consulting Inc	100.00%	1,000,000
	1,000,000	Autarky Marketing Inc	100.00%	1,000,000
	1,000,000	Autarky Publishing Inc	100.00%	1,000,000
	1,000,000	Autarky Services Inc	100.00%	1,000,000
	1,000,000	BKPR Inc.	100.00%	1,000,000
	6,666,667	Framework Capital Inc	100.00%	6,666,667
	3,333,333	Axis Holding Inc	100.00%	3,333,333
	400,000	Kreo Socivs Holding Inc	100.00%	400,000
	81,633	Da Chuang Business Management Consultant Co., Ltd.	24.65%	331,170
	32,554	Songhai Management Consulting Co. Ltd	100.00%	32,554
	7,629,597	Self	-	-
Chen, Kuan-Yu	663,667	Animedia TV Inc	19.91%	3,333,333
	25,301	Da Chuang Business Management Consultant Co., Ltd.	7.64%	331,170
Lo, Fun-Ming	226,491,620	Self	-	-
Kwong, Edwin	4,922,791	Show King Holdings Inc	92.22%	5,338,095
Wu, Tsung Lun	1,126	Da Chuang Business Management Consultant Co., Ltd.	0.34%	331,170
Chang, Kai	-	-	-	-
Yueh, Jung-Lin	-	-	-	-
Lai, Chia Ling	199	Da Chuang Business Management Consultant Co., Ltd.	0.06%	331,170
	1,512,871	Flora Lai Ltd	100.00%	1,512,871
Chiang, Yu-Chang	4,802	Da Chuang Business Management Consultant Co., Ltd.	1.45%	331,170

Following the issuance of the Shares-1 and Shares-2, we entered into an agreement with the sellers noting the satisfaction of any and all obligations originally owed pursuant to the Promissory Note-1and Promissory Note-2, thus cancelling out any and all obligations that would be owed pursuant to the Assumption-1 and Assumption-2 (the "Note Cancellation Agreement-1" and "Note Cancellation Agreement-2" ).

A description of the specific terms and conditions of the agreements related to Transaction 1and Transaction 2 are set forth in the LPA-1and LPA-2, respectively attached hereto as Exhibit 10.1and 10.2; the Promissory Note-1and Promissory Note-2, respectively attached hereto as Exhibit 10.3 and 10.4; the Assumption-1 and Assumption-2, respectively attached hereto as Exhibit 10.5 and 10.6; the Note Cancellation Agreement-1 and Note Cancellation Agreement-2, respectively attached hereto as Exhibit 10.7 and 10.8; and the Subscription Agreements-1 and Subscription Agreements-2, respectively attached hereto as Exhibit 10.9, 10.10, 10.11, and 10.12, all of which are incorporated herein by reference.

Item 2.01                Completion of Acquisition or Disposition of Assets.

                Reference is made to the disclosures concerning the acquisition set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

                The Land-1 and Land-2 consists of 1,749,128.75 square meters, in the Dataoping Section of Zaoqiao Township and Laotianliao Section of Touwu Township, Miliaoli County, Taiwan (R.O.C.). The lots in Land are separately zoned as "agricultural region;" "traffic region;" "forest region;" "C-class construction land;" and "water resource region." By law, the entire title to such lots zoned as agricultural region cannot be transferred to Green Forest until Green Forest obtains a license of agricultural enterprises.

The entire title to the lots other than those zoned as agricultural region will be transferred to Green Forest after closing, as any previous mortgage on the Land-1 and/or Land-2 will be satisfied after closing. The appraisal report has been disclosed as Exhibit 10.8 in current reports on Form 8-K previously filed with the Securities and Exchange Commission on December 30, 2013.

Before our acquisition, we had the Land-1 and Land-2 appraised by an independent third-party appraisal company, Zhanmao Real Estate Appraisers Firm ("Zhanmao"), to determine the fair market value of Land-1 and Land-2. Zhanmao appraised the Land-1 at TWD$3,369,303,693  (US$111,581,126.3) and appraised the Land-2 at TWD$1,214,398,015  (US$40,957,774.7) pursuant to "Sale Price Comparison approach"; "Land Development Analysis approach" for land of the specific types-agricultural; traffic; forest; and water resource, etc.

               We have not yet determined our specific use for the land, although we intend to either use it to develop scenic, destination real estate or hold it for later resale when we need to raise funds. We have entered into non-binding letters of intent to acquire several other properties in Taiwan, all of which we have disclosed on current reports on Form 8-K previously filed with the Securities and Exchange Commission. Once we complete all of these acquisitions, expected by the end of 2014, we will evaluate our land holdings in their entirety and develop an overall plan on how to develop and/or utilize the properties.

Item 3.02                Unregistered Sale of Equity Securities.

               Reference is made to the disclosures set forth under Item 1.01 of this report, which are incorporated herein by reference.

               Our issuance of 600,596,475 shares of our common stock pursuant to the Subscription Agreements, each dated August 11, 2014, were not issued in a "public offering" as defined in Section 4(2) of the Securities Act of 1933, as amended, (the "Securities Act") and met the requirements to qualify for exemption from registration pursuant to either Regulation S or Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). The sale of shares exempt from registration under Regulation S was all made outside of the U.S. to non-U.S. persons.

               This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy securities. The securities have not been registered under the Securities Act and may not be offered or sold in the U.S. absent registration or an exemption from registration under the Securities Act.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits

               The following exhibits are being filed herewith:

Exhibit No. and Description

10.1    Land Purchase Agreement in Transaction 1, dated as of August 11, 2014

10.2    Land Purchase Agreement in Transaction 2, dated as of August 11, 2014

10.3    Promissory Note in Transaction 1, dated as of August 11, 2014

10.4    Promissory Note in Transaction 2, dated as of August 11, 2014

10.5    Agreement of Assignment, Assumption and Release in Transaction 1, dated as of August 11, 2014

10.6    Agreement of Assignment, Assumption and Release in Transaction 2, dated as of August 11, 2014

10.7    Cancellation of Promissory Note in Transaction 1, dated as of August 11, 2014

10.8    Cancellation of Promissory Note in Transaction 2, dated as of August 11, 2014

10.9    Regulation S Stock Purchase Agreement in Transaction 1, dated as of August 11, 2014

10.10 Regulation S Stock Purchase Agreement in Transaction 2, dated as of August 11, 2014

10.11 Regulation D Stock Purchase Agreement in Transaction 1, dated as of August 11, 2014

10.12 Regulation D Stock Purchase Agreement in Transaction 2, dated as of August 11, 2014

10.13 Appraisal Report of Zhanmao Real Estate Appraisers Firm. *

* Previously filed in our Curent Report on Form 8-K dated December 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.

Dated: August 11, 2014

By:        /s/ Chen, Li-Hsing________________

              Chen Li-Hsing

              President and Chairman of the Board

EXHIBIT INDEX

Exhibit No. and Description

10.1 Land Purchase Agreement in Transaction 1, dated as of August 11, 2014

10.2 Land Purchase Agreement in Transaction 2, dated as of August 11, 2014

10.3 Promissory Note in Transaction 1, dated as of August 11, 2014

10.4 Promissory Note in Transaction 2, dated as of August 11, 2014

10.5 Agreement of Assignment, Assumption and Release in Transaction 1, dated as of August 11, 2014

10.6 Agreement of Assignment, Assumption and Release in Transaction 2, dated as of August 11, 2014

10.7 Cancellation of Promissory Note in Transaction 1, dated as of August 11, 2014

10.8 Cancellation of Promissory Note in Transaction 2, dated as of August 11, 2014

10.9 Regulation S Stock Purchase Agreement in Transaction 1, dated as of August 11, 2014

10.10Regulation S Stock Purchase Agreement in Transaction 2, dated as of August 11, 2014

10.11Regulation D Stock Purchase Agreement in Transaction 1, dated as of August 11,2014

10.12Regulation D Stock Purchase Agreement in Transaction 2, dated as of August 11, 2014

10.13 Appraisal Report of Zhanmao Real Estate Appraisers Firm. *

* Previously filed in our Curent Report on Form 8-K dated December 30, 2013.